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                                                                    EXHIBIT 99.1



                                VOTING AGREEMENT


         VOTING AGREEMENT (this "Agreement"), dated as of September 24, 1999, among Walden Residential Properties, Inc., a Maryland corporation (the "Company"), Oly Hightop Parent, L.P., a Delaware limited partnership ("Parent"), Oly Hightop Corporation, a Maryland corporation and wholly-owned subsidiary of Parent ("Newco"), and _______________________________ (the
"Stockholder").

         WHEREAS, the Company, Parent and Newco are entering into an Agreement and Plan of Merger of even date herewith (as the same may be amended or supplemented, the "Merger Agreement") providing for the merger of the Company with and into Newco (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

         WHEREAS, all of the shares of Common Stock, $0.01 par value, of the Company ("Common Stock"), 9.20% Senior Preferred Stock of the Company ("Senior Preferred Stock") and 9.0% Redeemable Preferred Stock of the Company ("Redeemable Preferred Stock") that are held of record as of the date hereof by the Stockholder or over which the Stockholder has the power to direct the vote, together with any shares of capital stock of the Company acquired by the Stockholder after the date hereof and during the term of this Agreement, including upon exercise of any option or warrant or conversion of any limited partnership interest in any subsidiary of the Company, are collectively referred to herein as the "Subject Shares" and are set forth opposite the Stockholder's name on the signature pages hereto; and

         WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Newco have requested that the Stockholder enter into this Agreement in order to increase the likelihood that the Company will obtain the Merger Vote and the Preferred Stock Vote (as such terms are defined in the Merger Agreement).

         NOW, THEREFORE, to induce Parent and Newco to enter into, and in consideration of their entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

         1. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder hereby represents and warrants to Parent and Newco as follows:

                  (a) Authority; Noncontravention. (i) If such Stockholder is an individual: Such Stockholder has full power and authority to enter into this Agreement and to assume and perform such Stockholder's obligations hereunder. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof (including Section 3 of this Agreement) will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession,



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         franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or to such Stockholder's property or assets.

                           (i) If such Stockholder is an entity: The execution and delivery of this Agreement by such Stockholder, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of such Stockholder. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof (including Section 3 of this Agreement) will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the organizational documents of such Stockholder, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or to the Stockholder's property or assets.

                  (b) The Subject Shares. The Stockholder is the record or beneficial owner of, and has good and marketable title to, the Subject Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever other than those set forth on Schedule I hereto. Such Stockholder has the sole right to vote the Subject Shares and to grant to Parent an irrevocable proxy to vote the Subject Shares. None of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares as required by this Agreement.

         2. REPRESENTATIONS AND WARRANTIES OF PARENT AND NEWCO. Parent and Newco hereby represent and warrant to the Stockholders that Parent and Newco have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Newco and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent and Newco. This Agreement has been duly executed and delivered by Parent and Newco and constitutes a valid and binding obligation of Parent and Newco enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the charter or bylaws of Newco or the Agreement of Limited Partnership of Parent or any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Parent or Newco or to the property or assets of Parent or Newco.

         3. COVENANTS OF THE STOCKHOLDER. Until the termination of this Agreement in accordance with Section 7, the Stockholder agrees as follows:




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                  (a) At any meeting of stockholders of the Company called to vote upon the approval and adoption of the Merger or the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger or the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares in favor of such proposals and any of the other transactions contemplated by the Merger Agreement.

                  (b) At any meeting of the stockholders of the Company or at any adjournment thereof, or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other takeover proposal or Acquisition Proposal as such term is defined in Section 4.2 of the Merger Agreement (an "Acquisition Proposal") or (ii) any amendment of the Company's charter or bylaws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of the Common Stock, the Senior Preferred Stock or the Redeemable Preferred Stock of the Company. The Stockholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

                  (c) Except as provided in the immediately succeeding sentence of this Section 3(c), the Stockholder agrees not to (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, the "Transfer"), or enter into any contract, option or other arrangement (including any profit sharing agreement) with respect to the Transfer of, the Subject Shares to any person other than pursuant to the terms of the Merger Agreement, or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any Acquisition Proposal, and agrees not to commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, the Stockholder shall have the right, for tax or estate planning purposes, to Transfer the Subject Shares to a transferee provided that, as a condition to any such Transfer, each such transferee shall execute and deliver to Parent a counterpart of this Agreement and expressly agree to be bound hereby.

                  (d) During the term of this Agreement, the Stockholder shall not, nor shall the Stockholder permit any affiliate, investment banker, attorney or other adviser or representative of the Stockholder on the Stockholder's behalf to, (i) directly or indirectly solicit, initiate or encourage the submission of, any Acquisition Proposal or (ii) except as permitted under the terms of the Merger Agreement, directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.




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         4. IRREVOCABLE PROXY. The Stockholder hereby grants to Parent a proxy to vote the Subject Shares of the Stockholder in accordance with Sections 3(a) and 3(b). The Stockholder intends such proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by the Stockholder with respect to the Subject Shares. The Stockholder will not revoke or attempt to revoke such proxy prior to the termination of this Agreement in accordance with Section 7.

         5. FURTHER ASSURANCES. The Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent and Newco may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

         6. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent or Newco may assign, in their sole discretion, any or all of their rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding solely, upon, inure to the sole benefit of and be enforceable solely by the parties and their respective successors and assigns.

         7. TERMINATION. This Agreement shall terminate upon the earlier of (a) the termination of the Merger Agreement in accordance with Section 7.1 thereof or (b) the Effective Time (as defined in the Merger Agreement) of the Merger; provided, however, the liabilities of any party for breach prior to such time by such party of a representation, warranty or covenant contained in this Agreement shall survive the termination of this Agreement.

         8. COMPANY'S OBLIGATIONS. By execution of this Agreement, the Company hereby recognizes the existence of this Agreement and agrees to take such action as is necessary to give effect to the terms hereof, including but not limited to informing its transfer agent of the restrictions on transfer set forth in
Section 3 hereof, not permitting any transfer of any Subject Shares to be made of record in violation of such restrictions, and not recognizing any proxy given by the Stockholder in violation of this Agreement.

         9. GENERAL PROVISIONS.

                  (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 8.3 of the Merger Agreement and to the Stockholder at the Stockholder's address set forth on the signature page hereto (or at such other address for a party as shall be specified by like written notice).






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                  (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."
         Unless the context otherwise requires, "or" is disjunctive but not necessarily exclusive, and words in the singular include the plural and in the plural include the singular.

                  (d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

                  (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein)
         (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (f) Severability. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby,

                  (g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to the principles of conflicts of law thereof.

                  (h) No Affiliate Liability. Any (i) direct or indirect holder of any equity interests or securities in Parent or Newco (whether limited or general partners, members, stockholders or otherwise), (ii) Affiliate of Parent or Newco, or (iii) director, officer, employee, representative or agent of (A) Parent or Newco, (B) any Affiliate of Parent or Newco or (C) any holder referred to in clause (i) above is herein referred to as a "Parent Affiliate." No Parent Affiliate shall have any liability or obligation of any nature whatsoever in connection with or under this Agreement or the transactions contemplated hereby, and the Company and the Stockholder hereby waive and release all claims of any such liability and obligation, it being understood that no such person or entity (other than Parent or Newco) shall be liable for or in respect of this Agreement.

         10. ENFORCEMENT. The parties hereby acknowledge and agree that the failure of any party to perform its obligations under this Agreement in accordance with its specific terms or to otherwise comply with such obligations will cause irreparable injury for which damages, even if




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available, will not be an adequate remedy. Accordingly, the parties hereby consent to the issuance of injunctive relief by any court of competent jurisdiction located in the State of Texas to compel performance of any party's obligations, including an injunction to prevent breaches, and to the granting by any such court of the remedy of specific performance of the terms and conditions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit such party to the personal jurisdiction of any Federal or State court in Texas in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a Federal or State court sitting in the state of Texas and (d) waives any right to trial by jury with respect to any claim or proceeding related to arising out of this Agreement or any of the transactions contemplated hereby.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]




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         IN WITNESS WHEREOF, each party has caused this Agreement to be duly executed as of the date first written above.

                                          WALDEN RESIDENTIAL PROPERTIES, INC.,
                                          a Maryland corporation


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                                          OLY HIGHTOP CORPORATION,
                                          a Maryland corporation


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                                          OLY HIGHTOP PARENT, L.P.,
                                          a Delaware limited partnership

                                          By:   Oly Hightop Parent GP, LLC,
                                                its general partner


                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------


- --------------------------
       SUBJECT SHARES                     STOCKHOLDER:

                             NUMBER OF
          SECURITY            SHARES
- --------------------------   ---------
                                          -------------------------------------
Common Stock                              Name:
                             ---------         --------------------------------

Senior Preferred Stock                    Address:
                             ---------            -----------------------------

Redeemable Preferred Stock                        ----------------------------
                             ---------



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                                   SCHEDULE I




                                      S-1